SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 8, 2003
                                  (May 7, 2003)

                         AMERICAN RETIREMENT CORPORATION
             (Exact name of registrant as specified in its charter)


            Tennessee                  01-13031               62-1674303
     (State of Incorporation)    (Commission File No.)  (IRS Employer I.D. No.)



        111 Westwood Place, Suite 200
             Brentwood, Tennessee                         37027
     (Address of Principal Executive Office)            (Zip code)




       Registrant's telephone number, including area code: (615) 221-2250





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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     The following exhibit is furnished pursuant to Items 9 and 12:

           99.1      Press Release dated May 7, 2003.


Item 9. Regulation FD Disclosure.

     The information contained in this Item 9 is being furnished pursuant to
Item 9 and Item 12, "Results of Operations and Financial Condition."

     On May 7, 2003, American Retirement Corporation issued a press release announcing its first quarter 2003 earnings results. A copy of the press release is furnished herewith as Exhibit 99.1.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN RETIREMENT CORPORATION

Date: May 8, 2003                       By: /s/ George T. Hicks
                                           ----------------------
                                           George T. Hicks
                                           Executive Vice President-Finance,
                                           Chief Financial Officer, Secretary
                                           and Treasurer




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                                  EXHIBIT INDEX


          No.               Exhibit
          ---               -------

          99.1              Press Release dated May 7, 2003